                                                                   Exhibit 10(F)
                              SEPARATION AGREEMENT


     AGREEMENT made this 11th day of March, 1997 between James H. Paul ("Paul"),
                         ----
Iroquois Bancorp, Inc. ("Iroquois") and Cayuga Bank ("Cayuga").
     WHEREAS, Iroquois and Cayuga (collectively referred to as the "Company") have employed Paul at their facilities in Auburn, New York; and
     WHEREAS, the parties now wish to provide for the orderly dissolution of Paul's relationship with Iroquois and Cayuga in a final, amicable, and mutually beneficial manner; and
     WHEREAS, the parties have had an adequate opportunity to consider the terms of this Separation Agreement and to consult with legal counsel or other persons about it;
     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.  Release of Claims - Paul.  Simultaneously with the execution of this
         ------------------------
Separation Agreement, Paul and the Company each agree to execute releases, in the forms attached as Exhibits "A" and "B", releasing and waiving certain claims which they now have or may have against each other or against their officers, directors, employees and other agents, or their related, affiliated or successor corporations. As consideration for these releases and for the other promises which Paul makes in this Separation Agreement, Iroquois and Cayuga agree to pay Paul his base annual salary ($106,100) and to continue certain other employee benefits which he has received until December 31, 1998, as more specifically defined in this paragraph. Payments made under this agreement shall be subject to all deductions required by law.

     Paul will continue to receive the health, dental and life insurance benefits he currently enjoys, subject to the terms and conditions of the applicable policies and plan documents, as amended from time to time. Paul will continue to participate in the Iroquois Bancorp Stock Purchase Incentive Plan, the Iroquois Bancorp Section 401(k) Savings Plan, the Iroquois Bancorp Money Purchase Pension Plan, the Iroquois Bancorp Employee Stock Ownership Plan, and the Iroquois Bancorp Supplemental Retirement Plan through December 31, 1998, subject to the terms and conditions of the applicable policies and plan documents, as amended from time to time. Paul will be entitled to four weeks paid vacation for 1997, and any unused vacation he has accumulated as of June 30, 1997 will be paid to him at his normal salary rate. Paul is not eligible to participate in any other fringe benefit plans or receive any other form of fringe benefits, including, without limitation, vacation, sick leave, or other benefits providing for paid time-off, except as required by law. Paul also is not eligible to participate in any bonus or incentive compensation plans for 1997, 1998, or beyond, and is not eligible to receive stock option grants under the 1996 Stock Option Plan or any subsequent plan.

     Paul acknowledges and agrees that the payments made to him under this Separation Agreement exceed payments he otherwise would be entitled to receive and that he is responsible for any income tax, whether federal, state or local, owed as a result of these payments. Paul agrees to cooperate with Iroquois or Cayuga to secure judicial or administrative approval of the general releases that he has executed in their favor, should it be determined that such approval is required to effectuate the release.

     2.  Protection of Confidential and Proprietary Information.
         ------------------------------------------------------

     a. Paul recognizes and acknowledges that during his employment with Iroquois and Cayuga, he received, had access to, and, in some cases, prepared and created confidential and proprietary business information for the Company, including, but not limited to, client and customer information, customer lists, information about the Company's products, services, operation methods and systems, personnel information, and other information not available to outside parties, all of which are of substantial value to Iroquois and Cayuga in their business.

     b. Without the Company's express prior written consent, Paul agrees not to use or cause to be used for his own benefit or for the benefit of any third parties or to disclose to any third party in any manner, directly or indirectly, any information of a confidential or proprietary nature acquired during his employment or the subsequent period of salary continuance, except that information which the Company has disclosed publicly.

     c. Paul shall return to Iroquois and Cayuga either before or immediately upon the termination of his employment any and all written information, materials, or equipment that constitutes, contains, or relates in any way to the Company's proprietary or confidential information and any other documents, equipment, and materials of any kind relating in any way to the Company's business which are or may be in his possession, custody, and control and which are or may be the Company's property, whether confidential or not, including any and all copies of such materials.

     d. Paul understands and agrees that if he discloses to third parties, uses for his own benefit or for the benefit of third parties, or copies or makes notes of any confidential and proprietary information at any time, except as may be required by the performance of his duties, this conduct shall constitute a breach of the confidence and trust bestowed upon him by the Company and he expressly agrees that injunctive relief, in addition to any other remedies provided by law or equity, shall be available to the Company to enforce this agreement and redress its violation.

     3.  Covenant Not to Compete.  During Paul's employment and the subsequent
         -----------------------
period of salary continuation provided to him by the terms of this Agreement, Paul agrees that he shall not accept employment or self-employment with any financial institution of any nature or type which provides services and products that are the same or in any way similar to the services and products provided by Iroquois and Cayuga. Paul further agrees that during his employment and the subsequent period of salary continuation, he will not directly or indirectly call on, solicit, or otherwise deal with any current account or customer of Iroquois or Cayuga or any person or entity who may become an account or customer of Iroquois or Cayuga during the subsequent salary continuation period.

     4.  Covenant Not to Sue.  Paul agrees, promises, and covenants that neither
         -------------------
he, nor any person, organization, or other entity acting on his behalf, will file, charge, claim, sue, or cause or permit to be filed, charged, or claimed, any action for damages or other relief (including injunctive, declaratory, monetary relief or other) against Iroquois or Cayuga, their officers, directors, employees, and other agents, or their related, affiliated, or successor companies concerning any matter occurring on or before the date of this Separation Agreement or concerning Paul's employment or his retirement and the termination of his employment in any way. Paul further agrees to discontinue and withdraw with prejudice any and all claims, charges or petitions which he may have filed against Iroquois or Cayuga, their officers, directors, employees and other agents, or their related, affiliated, or successor companies, with any administrative agency or bureau, any court or any tribunal of any nature.

     Iroquois and Cayuga agree that neither company, nor any person, organization, or entity acting on their behalf, will file, charge, claim, sue or cause or permit to be filed, charged or claimed, any action for damages or other relief (including injunctive, declaratory, monetary relief or other) against Paul, based on claims which either company has released under the terms of this Agreement. Iroquois and Cayuga further agree to discontinue and withdraw with prejudice any and all claims, charges or petitions which they may have filed against Paul, or his agents or representatives, with any administrative agency or bureau, any court or tribunal of any nature, based on claims which either company has released under the terms of this Agreement.

     5.  Confidentiality.  The parties agree that this Separation Agreement,
         ---------------
including the releases and other documents executed as part of this Separation Agreement, shall be treated as confidential and shall not be disclosed to any other persons, other than Paul's present attorneys, accountants, or immediate family, and the Board of Directors, executive staff, attorneys and accountants of Iroquois and Cayuga unless required or compelled to do so by law or legal process. Persons to whom information about this Separation Agreement is disclosed as provided in this paragraph shall treat the information as confidential, and any further disclosure by those persons shall be considered a breach of this confidentiality provision. The parties agree that they will not publish, or cause or permit to be published, any information which relates to the terms of this Separation Agreement. The parties further agree that the terms of this Separation Agreement shall not be admissible in any proceeding for any purpose other than to secure its enforcement.

     6.  Non-Admission Clause.  The parties agree that this Agreement is not and
         --------------------
shall not be construed as an admission by Iroquois or Cayuga or any of their directors, officers, employees or other agents, that Iroquois or Cayuga breached any contractual obligations owed Paul or violated any federal, state or local law concerning their treatment of Paul.

     7.  Miscellaneous Terms.
         -------------------

     a. Paul will retire and cease to be employed on or around June 1, 1997 or earlier if the parties mutually agree. Paul also agrees to resign from any assigned or elected position or office of the Iroquois or Cayuga Board of Directors on that date. Paul states that he has no present interest in future employment with Iroquois or Cayuga, or their related, affiliated and successor companies and agrees that these organizations have no obligation now or in the future, to rehire him or consider him for re-employment in any capacity.

     b. This Separation Agreement is the entire agreement between the parties and supersedes any and all prior agreements or understandings between them which pertain to its subject matter, including, without limitation, any prior employment agreements between Paul and Iroquois or Cayuga. Paul specifically releases and waives, without limitation of the foregoing waiver, any and all benefits which he might be entitled to receive under the Iroquois Bancorp Separation Plan.

     c. This Separation Agreement can only be amended, modified, rescinded or otherwise altered by a writing signed by the parties or their representatives.

     d. This Separation Agreements shall be governed by the laws of the State of New York.

     e. Paul represents and warrants: (i) that he has been advised by the Company to consult legal counsel and to consider the terms of this Separation Agreement for at least twenty-one (21) days before signing it; and (ii) that he has executed this Separation Agreement only after having had adequate time and opportunity to consult with legal counsel about its terms. Paul further represents and warrants that he has carefully read this Separation Agreement in its entirety, that he understands the terms and conditions of the Agreement, that he voluntarily assents to all of the terms and conditions it contains, and that he is signing the agreement of his own free will.

     f. This Separation Agreement shall not become effective until the eighth day following Paul's execution of this Agreement, and Paul may, at any time prior to the effective date, revoke this Separation Agreement by giving notice of such revocation to Melissa Komanecky, Vice President and Director of Human Resources for Cayuga Bank.

     g. This Separation Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns.

     THE PARTIES RECOGNIZE THAT THEY ARE NOT LEGALLY REQUIRED TO ENTER INTO THIS AGREEMENT AND FURTHER STATE THAT THEY HAVE HAD ADEQUATE OPPORTUNITY TO REVIEW AND TO STUDY THE TERMS OF THIS SEPARATION AGREEMENT WITH COUNSEL OR OTHER PERSONS AND HAVE DECIDED VOLUNTARILY TO ENTER THIS AGREEMENT.

                                        IROQUOIS BANCORP, INC.



                                        By:   /s/Richard D. Callahan
                                        -----------------------------

STATE OF NEW YORK )
COUNTY OF CAYUGA  )  SS:

     On March 11, 1997, before me personally appeared Richard Callahan, who, being duly sworn, said that he is the President and Chief Executive Officer of Iroquois Bancorp, Inc. the Corporation executing the above instrument, and that he signed his name to this instrument with the authority of the Iroquois Bancorp Board of Directors.


    /s/Kathleen A. Manley
 ---------------------------
     Notary Public

                                        CAYUGA BANK

KATHLEEN A. MANLEY
Notary Publc, State of New York
No. 01MA5069037                         By:   /s/Richard D. Callahan
Qualified in Cayuga County              ----------------------------
Commission Expires November 12, 1998

STATE OF NEW YORK )
COUNTY OF CAYUGA  )  SS:

     On March 11, 1997, before me personally appeared Richard Callahan, who, being duly sworn, said that he is the President and Chief Executive Officer of Cayuga Savings Bank, the Corporation executing the above instrument, and that he signed his name to this instrument with the authority of the Cayuga Savings Bank Board of Directors.


    /s/Kathleen A. Manley
 ---------------------------
     Notary Public

KATHLEEN A. MANLEY
Notary Publc, State of New York
No. 01MA5069037
Qualified in Cayuga County
Commission Expires November 12, 1998



                                                /s/James H. Paul
                                        -----------------------------------
                                                JAMES H. PAUL
STATE OF NEW YORK )
COUNTY OF CAYUGA  )  SS:

     On this 11th day of March, 1997, before me personally came James H. Paul, to me known to be the person described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


      /s/John P. McLane
  ---------------------------
     Notary Public

JOHN JP. McLANE
Notary Public, State of New York
Reg. in Cayuga County, No. 1345
My Commission Expires July 31, 1998

                                   EXHIBIT A

                           GENERAL RELEASE OF CLAIMS


     In consideration of the mutual promises made in a Separation Agreement dated March 11, 1997, James H. Paul releases and forever discharges Iroquois Bancorp, Inc. (the "Bank"), its officers, employees, directors, and agents, in both their corporate and individual capacities, as well as the Bank's affiliated, related or successor corporations, from all suits, actions, claims, or damages whatsoever which he ever had, now has or may have against them. This release applies, without limitation, to all suits, actions, claims or damages arising from Paul's employment with the Bank and the termination of that employment, claims arising from any employment agreements or other agreements involving the parties, employment discrimination claims and claims regarding the validity or enforceability of this release arising under local, state, federal or international law (including, but not limited to, the Age Discrimination in Employment Act, 29 U.S.C. (S)621 et seq., the Civil Rights Act of 1964, as
                                 -- ---
amended, 42 U.S.C. (S)2000-e et seq., and New York Executive Law (S)296 et
                             -- ---                                     --
seq.), claims for breach of contract or wrongful discharge, tort claims, and any
---
claims for attorney's fees, interest, disbursements or penalties related to these released claims.

DATED:  March  11 , 1997
              ----


                                        /s/James H. Paul
                                        -------------------------------
                                        James H. Paul

                           GENERAL RELEASE OF CLAIMS


     In consideration of the mutual promises made in a Separation Agreement
dated March   11 , 1997 James H. Paul releases and forever discharges Cayuga
            -----
Bank (the "Bank"), its officers, employees, directors, and agents, in both their corporate and individual capacities, as well as the Bank's affiliated, related or successor corporations, from all suits, actions, claims, or damages whatsoever which he ever had, now has or may have against them. This release applies, without limitation, to all suits, actions, claims or damages arising from Paul's employment with the Bank and the termination of that employment, claims arising from any employment agreements or other agreements involving the parties, employment discrimination claims and claims regarding the validity and enforceability of this release arising under local, state, federal or international law (including, but not limited to, the Age Discrimination in Employment Act, 29 U.S.C. (S)621 et seq., the Civil Rights Act of 1964, as
                                 -- ---
amended, 42 U.S.C. (S)2000-e et seq., and New York Executive Law (S)296 et
                             -- ---                                     --
seq.), claims for breach of contract or wrongful discharge, tort claims, and any
---
claims for attorney's fees, interest, disbursements or penalties related to these released claims.

DATED:  March   11 , 1997
              -----


                                        /s/James H. Paul
                                        -----------------------------------
                                        James H. Paul

                                 EXHIBIT B

                               RELEASE OF CLAIMS


          In consideration of the mutual promises made in the Separation Agreement dated March 11, 1997, Cayuga Bank (the "Bank"), releases and forever discharges James H. Paul and his agents or representatives, from all suits, actions, claims, damages whatsoever which it ever had, now has or may have against him, provided that this Release shall not apply to: (1) claims based on conduct which, when committed, violated the criminal laws of the State of New York or the United States of America; (2) claims based on fraud, misappropriation, theft, or any dishonest act; or (3) any claim for which the Bank has or may have coverage or protection under any current or former policy, bond or agreement insuring against losses for breach of fiduciary duty, including, without limitation, the Fiduciary Liability Policy issued to the Bank by Progressive Casualty Insurance Company on or about November 1, 1995. Should any insurer of the Bank assert or claim that the execution of this Release voids or in any way diminishes insurance coverage otherwise available to the Bank against losses for fiduciary liability, then this Release shall be void and unenforceable until a court of competent jurisdiction declares otherwise and all avenues of appeal have been exhausted. If the execution of this Release voids or otherwise diminishes insurance coverage or protection otherwise available to the Bank against losses for fiduciary liability, Paul acknowledges and agrees to hold the Bank harmless from any damage or injury which the Bank suffers as a result.

DATED:  March 11, 1997
                                 CAYUGA BANK


                                 By:    /s/Richard D. Callahan
                                    ---------------------------------


STATE OF NEW YORK  )
COUNTY OF CAYUGA  )  SS:

          On March 11, 1997, before me personally appeared Richard Callahan, who, being duly sworn, said that he is the President and Chief Executive Officer of Cayuga Bank, the Corporation executing the above instrument, and that he signed his name to this instrument with the authority of the Cayuga Bank Board of Directors.



                                          /s/Kathleen A. Manley
                                    ----------------------------------
                                              Notary Public



KATHELEEN A . MANLEY
Notary Public, State of New York
No. 01MA5069037
Qualified in Cayuga County
Commission Expires November 12, 1998

                               RELEASE OF CLAIMS


          In consideration of the mutual promises made in the Separation Agreement dated March 11, 1997, Iroquois Bancorp (the "Bank"), releases and forever discharges James H. Paul and his agents or representatives, from all suits, actions, claims, damages whatsoever which it ever had, now has or may have against him, provided that this Release shall not apply to: (1) claims based on conduct which, when committed, violated the criminal laws of the State of New York or the United States of America or any government regulations applicable to the Bank; (2) claims based on fraud, misappropriation, theft, or any dishonest act; or (3) any claim for which the Bank has or may have coverage or protection under any current or former policy, bond or agreement insuring against losses for breach of fiduciary duty, including, without limitation, the Fiduciary Liability Policy issued to the Bank by Progressive Casualty Insurance Company on or about November 1, 1995. Should any insurer of the Bank assert or claim that the execution of this Release voids or in any way diminishes insurance coverage otherwise available to the Bank against lossess for fiduciary liability, then this Release shall be void and unenforceable until a court of competent jurisdiction declares otherwise and all avenues of appeal have been exhausted. If the execution of this Release voids or otherwise diminishes insurance coverage or protection otherwise available to the Bank against losses for fiduciary liability, Paul acknowledges and agrees to hold the Bank harmless from any damage or injury which the Bank suffers as a result.

DATED:  March 11, 1997
                                 IROQUOIS BANCORP, INC.


                                 By:    /s/Richard D. Callahan
                                    ------------------------------


STATE OF NEW YORK  )
COUNTY OF CAYUGA  )  SS:

          On March 11, 1997, before me personally appeared Richard Callahan, who, being duly sworn, said that he is the President and Chief Executive Officer of Iroquois Bancorp, Inc. the Corporation executing the above instrument, and that he signed his name to this instrument with the authority of the Iroquois Bancorp Board of Directors.



                                           /s/Kathleen A. Manley
                                    -----------------------------------
                                              Notary Public



KATHLEEN A. MANLEY
Notary Publc, State of New York
No. 01MA5069037
Qualified in Cayuga County
Commission Expires November 12, 1998